UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2009
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On October 19, 2009, Terra Industries Inc. (“Terra”) issued a press release setting forth Terra’s preliminary third quarter results. A copy of the press release is furnished herewith as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit
99.1	Press release of Terra Industries Inc., issued October 19, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.

By:	/s/ John W. Huey
Name:	John W. Huey
Title:	Vice President, General Counsel and Corporate Secretary
Date: October 19, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Terra Industries Inc., issued October 19, 2009.